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                                                                    Exhibit 23.1
                CONSENT OF DOANE RAYMOND, INDEPENDENT AUDITORS



We consent to incorporation by reference of our report, dated February 14, 1996, except as to Note 16, which is as of May 1, 1996, into the Registration Statement on Form S-8 (Registration No. 333-4642) of Advanced Lighting Technologies, Inc.



                                        /s/ Doane Raymond
                                        CHARTERED ACCOUNTANTS


Markham, Canada
June 10, 1996